UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  May 2, 2005
                                                  -----------------------------

                         FIRSTPLUS Financial Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

       0-27750                                            75-2561085
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Commission File Number)                       (IRS Employer Identification No.)

5100 North O'Connor Blvd., 6th Floor
Irving, Texas                                           75039
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(Address of Principal Executive Offices)              (Zip Code)

                                 (214) 231-7600
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

     The registrant is furnishing the attached Business Summary for the Calendar Year 2004 and Answers to Frequently Asked Questions Regarding FirstPlus Financial Group, Inc. as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K. By filing this Current Report on Form 8-K, the registrant does not acknowledge that disclosure of this information is required by Regulation FD or that the information was material or non-public before the disclosure. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The exhibits contain and may implicate, forward-looking statements regarding the registrant and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01    Financial Statements and Exhibits

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibits.

                Exhibit No.         Description of Exhibit

                  99.1              Business Summary for the Calendar Year 2004

                  99.2 Answers to Frequently Asked Questions Regarding FirstPlus Financial Group, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 2, 2005                        FIRSTPLUS FINANCIAL GROUP, INC.


                                          By: /s/ Jack (J.D.) Draper
                                              ---------------------------------
                                              Jack (J.D.) Draper
                                              President

                                  EXHIBIT INDEX

        Exhibit No.           Description of Exhibit

           99.1               Business Summary for the Calendar Year 2004

           99.2 Answers to Frequently Asked Questions Regarding FirstPlus Financial Group, Inc.